Exhibit 99.1

Carpenter Technology Corporation 3rd Quarter Fiscal Year 2016 Earnings Call April 26, 2016

Cautionary Statement Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied. The most significant of these uncertainties are described in Carpenter’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended June 30, 2015, Form 10-Q for the quarters ended September 30, 2015 and December 31, 2015, and the exhibits attached to those filings. They include but are not limited to: (1) the cyclical nature of the specialty materials business and certain end-use markets, including aerospace, defense, industrial, transportation, consumer, medical, and energy, or other influences on Carpenter’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the United States to foreign countries; (2) the ability of Carpenter to achieve cash generation, growth, earnings, profitability, cost savings and reductions, productivity improvements or process changes; (3) the ability to recoup increases in the cost of energy, raw materials, freight or other factors; (4) domestic and foreign excess manufacturing capacity for certain metals; (5) fluctuations in currency exchange rates; (6) the degree of success of government trade actions; (7) the valuation of the assets and liabilities in Carpenter’s pension trusts and the accounting for pension plans; (8) possible labor disputes or work stoppages; (9) the potential that our customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of our products; (10) the ability to successfully acquire and integrate acquisitions; (11) the availability of credit facilities to Carpenter, its customers or other members of the supply chain; (12) the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; (13) Carpenter’s manufacturing processes are dependent upon highly specialized equipment located primarily in facilities in Reading and Latrobe, Pennsylvania and Athens, Alabama for which there may be limited alternatives if there are significant equipment failures or a catastrophic event; (14) the ability to hire and retain key personnel, including members of the executive management team, management, metallurgists and other skilled personnel; (15) fluctuations in oil and gas prices and production; (16) the success of restructuring actions; and (17) share repurchases are at Carpenter’s discretion and could be affected by changes in Carpenter’s share price, operating results, capital spending, cash flows, inventory, acquisitions, investments, tax laws and general market conditions. Any of these factors could have an adverse and/or fluctuating effect on Carpenter’s results of operations. The forward-looking statements in this document are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Carpenter undertakes no obligation to update or revise any forward-looking statements. Non-GAAP Financial Measures Some of the information included in this presentation is derived from Carpenter’s consolidated financial information but is not presented in Carpenter’s financial statements prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation.

3rd Quarter Fiscal Year 2016 Summary Tony Thene President and Chief Executive Officer

Safety is our First Priority



Total Case Incident Rate (TCIR)
4.8
3.9
3.5
3.9
3.7
3.3
2.1
2.2
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16 YTD
1Q16 TCIR = 2.3
2Q16 TCIR = 1.9
3Q16 TCIR = 2.2

© 2016 CRS Holdings, Inc. All rights reserved

4

CARPENTER

3rd Quarter Summary Solid Profitability and Free Cash Flow Reflects Focus on High-End Premium Alloys and Disciplined Approach to Cost Management Solid operating performance excluding special items; adjusted EPS of $0.30 (loss of $0.51 as reported) Ongoing progress implementing Carpenter operating model supporting margins through cost reductions and operational excellence Sequential revenue growth in majority of end-use markets highlights business diversification and participation in broad range of applications Overall volume impacted by continued weakness in Energy and Industrial and Consumer end-use markets Aerospace and Defense end-use market results benefited from improved mix and strength in Defense, partially offsetting impact of industry-wide platform transitioning and delays Realignment of sales and marketing team in line with ongoing transition to solutions-oriented organization leveraging full Carpenter portfolio Maintained solid liquidity position with improved working capital management and reduced capital expenditures Strong Free Cash Flow of $47 million Repurchased $28 million of common stock during the quarter

3rd Quarter FY16 End-Use Market Highlights

		Q3-16 Net Sales ex. Surcharge ($M)*		vs. Q3-15	vs. Q2-16	Comments
	Aerospace and Defense	200.9	50%	-6%	+3%	▪ Engines up slightly on a sequential basis; down YOY mainly due to platform transitioning and delays ▪ Fastener sales up sequentially; down YOY due to impact of continued supply chain inventory adjustments ▪ Structural slightly down YOY on higher volume and weaker mix ▪ Defense up significantly YOY on high-value material for targeted programs
	Energy	33.6	8%	-45%	+41%	▪ North American quarterly average directional and horizontal rig count down 58% YOY; down 24% sequentially ▪ Completions activity continuing at low but stable level ▪ Focus on positioning for eventual recovery ▪ Power generation orders drove sequential growth
	Transportation	34.1	8%	+2%	-2%	▪ Increased YOY sales driven by high performance material growth supporting regulatory demand ▪ Share gain experienced in emerging markets ▪ Reduced sequential sales due to lower heavy duty truck builds
	Medical	28.9	7%	+0%	+12%	▪ Sequential revenue growth driven by seasonality; revenue flat YOY on improved mix ▪ Demand remains steady for differentiated titanium, nickel and cobalt materials – supported by long term agreements ▪ Transactional business remains very competitive
	Industrial and Consumer	74.1	18%	-19%	+4%	▪ Revenues up on sequential basis ▪ General industrial market demand down YOY influenced by decrease of oil & gas but growth realized in other select applications ▪ Consumer sales remained stable on balanced sentiment

Sales ex. surcharge down 13% year-over-year and up 6% sequentially

*Excludes sales through Carpenter's Distribution businesses

© 2016 CRS Holdings, Inc. All rights reserved

6

CARPENTER

3rd Quarter Fiscal Year 2016 Financial Overview & Business Update Damon Audia Senior Vice President and Chief Financial Officer

Income Statement Summary Improved adjusted operating margin despite 11% year over year reduction in volume *Detailed schedule included in Non-GAAP Schedules in Appendix ^ Detailed schedule included in Slide 9 $ Millions, except pounds and per-share amounts Q3-15 Q2-16 Q3-16 Sequential Change Pounds ('000) 69,052 56,928 61,338 4,410 Net Sales 570.6 443.8 456.3 12.5 Sales ex. Surcharge * 462.9 379.4 402.4 23.0 Gross Profit 75.8 66.3 47.5 (18.8) 22.5 Selling, General and Administrative Expenses 45.7 44.5 41.7 (2.8) 17.6 % of Sales ex. Surcharge 9.9% 11.7% 10.4% -1.3% pts. (1.3) 12.5 Special Items * 27.9 2.6 54.7 52.1 2.1 Operating Income (Loss) 4.8 21.8 (24.3) (46.1) Operating Income ex. Pension EID and Special Items * 35.1 29.2 35.2 6.0 59.5 % of Sales ex. Surcharge 7.6% 7.7% 8.7% 1% pts. 1.0 4.8 Effective Tax Rate 39.1% 23.8% 27.6% 3.8% Net (Loss) Income (1.4) 11.5 (23.9) (35.4) Diluted (Loss) Earnings per Share ($0.03) $0.23 ($0.51) ($0.74) Adjusted Diluted Earnings per Share ^ $0.32 $0.24 $0.30 $0.06

Special Items * Discrete income tax benefit recorded in Q2-16 as a result of a tax law change. Discrete income tax charge recorded in Q3-16 as a result of sale of equity method investment in India. Note: Special Items amounts above are shown on an after-tax basis. For the pre-tax impacts, see Slide 19. Net Income excluding Special Items

Free Cash Flow Summary The clerical accuracy of certain amounts may be impacted due to rounding. Lower capital expenditures and inventory reductions delivering 5th consecutive quarter of positive free cash flow ok ok ok ok ok ok ok ok ok ok Plan Plan Plan Plan ok ok $ Millions Q1-14 Q1-15 vs LY $ Millions FY15 YTD Q1 Q2 Q3 FY16 YTD $ Millions FY13 Q1-14 Q2-14 Q3-14 Q4-14 FY14 $ Millions FY14 Q1 Q2 Q3 Q4 FY15 $ Millions FY10 FY11 FY12 FY13 FY14 Net Income + Non-cash Items 76 60 (16) Net Income + Non-cash Items 252 54 61 64 179 Net Income + Non-cash Items 331 76 69 76 73 294 Net Income + Non-cash Items 294 80 74 84 93 331 Net Income + Non-cash Items 124 196 286 331 294 Inventory (47) (31) 16 Inventory (18) (33) (2) 17 (18) Inventory (15) (47) (12) (1) 23 (37) Inventory (37) (33) (16) 15 19 (15) Inventory (19) (116) (77) (15) (37) Working Capital / Other 12 (10) (22) Other working capital (80) 21 (29) (15) (24) Working Capital / Other 18 12 (32) 8 1 (11) Working Capital / Other (11) 17 (28) (16) 42 15 Working Capital / Other 11 (16) (63) 18 (11) Total Net Working Capital / Other (35) (41) (6) Total Net Working Capital (98) (12) (31) 2 (42) Total Net Working Capital / Other 3 (35) (44) 7 24 (48) Total Net Working Capital / Other (48) (16) (44) (1) 61 0 Total Net Working Capital / Other (8) (132) (140) 3 (48) Pension Plan Contributions - Required (1) (3) (2) Pension Plan Contributions (6) 0 0 0 0 Pension Plan Contributions - Required (70) (1) (2) (2) (1) (6) Pension Plan Contributions - Required (6) (2) (2) (2) (9) (15) Pension Plan Contributions - Required 0 (4) (30) (70) (6) Net Cash from Operating Activities 40 16 (24) Net Cash from Operating Activities 148 42 30 66 137 Net Cash from Operating Activities 189 40 23 81 96 240 Net Cash from Operating Activities 240 62 28 81 145 316 Net Cash from Operating Activities 116 60 116 189 240 Purchases of property, equipment and software - Other (23) (11) 12 Purchases of property, equipment and software (152) (30) (20) (17) (66) Purchases of property, equipment and software - Other (114) (23) (19) (20) (19) (81) Purchases of property, equipment and software - Other (81) (31) (29) (23) (17) (100) Purchases of property, equipment and software - Other (44) (80) (158) (114) (81) Dividends paid (9) (10) (1) Dividends paid (29) (9) (9) (8) (26) Dividends paid (38) (9) (10) (9) (10) (38) Dividends paid (38) (9) (10) (9) (10) (38) Dividends paid (32) (32) (34) (38) (38) Proceeds from sale of equity method investment 0 0 0 6 6 Other (1) 1 Other 0 4 1 0 4 Other 0 (1) 1 0 0 (1) Other (1) 0 Other Investing (37) 17 0 (1) Free Cash Flow (60) (54) 6 Free Cash Flow (33) 7 2 47 55 Free Cash Flow (159) (60) (100) (22) 35 (148) Free Cash Flow (148) (13) (25) 45 108 115 Free Cash Flow 40 (89) (59) (159) (148) Free Cash Flow - AOP (124) (76) (11) 79 (132) Free Cash Flow - AOP (13) (25) 45 108 115 Cash 29 31 21 23 Available Credit Line 492 493 453 468 Total Liquidity 521 524 474 491 Q1-14 -60 Q2-14 -100 Q3-14 -22 Q4-14 35 Q1-15 -54 Q2-15 -66

Positive free cash flow in fiscal year 2016 Solid liquidity of $491 million ($23 million of cash and $468 million of available borrowings under revolving credit facility) No significant pension plan contributions expected until fiscal year 2019 No major debt maturities until fiscal year 2022 Capital Structure – Strong Liquidity Position Ample liquidity with no meaningful near-term obligations Note: Available borrowings under revolving credit facility reduced $7 million for outstanding letters of credit $0 $0 $55 $0 $0 $250 $300 $0 $100 $200 $300 $400 $500 $600 $700 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Bond Revolving Credit Facility Borrowings Revolving Credit Facility $25 $55

Share Repurchase Program Update Repurchased 6.7 million shares (12% of outstanding) since inception for $248 million Authorized share repurchase program beginning October 2014 Up to $500M of share repurchases authorized over two year period Repurchase at Company’s discretion based on capital needs of the business, general market conditions and market price of stock May be discontinued at any time FY15 Q1-16 Q2-16 Q3-16 Program to Date Share Purchase Total ($ millions) 124.5 45.9 50.4 27.6 248.4 Number of Shares Purchased (millions) 3.0 1.2 1.5 1.0 6.7

SAO Segment Summary Q3 Operating Results Q3 Business Results Q4 Outlook Continued margin expansion driven by execution of Carpenter operating model and continued cost improvements Higher sequential volume related to increased sales in Aerospace and Defense market as well as Power Generation sub-market Continued weakness in Energy and related weakness in Industrial and Consumer end-use markets drove lower year-over-year sales volumes Overall volumes expected to be similar to Q3, with slightly lower mix given expected sequential decline in Power Generation volume Aerospace expected to remain strong Continued focus on implementation of Carpenter operating model Benefits of cost savings actions executed in Q3 SAO Q3-15 Q2-16 Q3-16 vs PY vs Q2 Pounds ('000) 67,232 54,794 59,082 (8,150) 4,288 Sales ex. Surcharge ($M) 360.0 299.2 316.5 (43.5) 17.3 Op Inc ex. EID ($M) 37.9 41.5 45.6 7.7 4.1 % of Sales ex. Surcharge 10.5% 13.9% 14.4% 3.9% 0.5% PEP Q3-15 Q2-16 Q3-16 vs PY vs Q2 Pounds ('000) 3,790 3,805 3,741 (49) (64) Sales ex. Surcharge ($M) 136.0 120.1 113.4 (22.6) (6.7) Op Inc ex. EID ($M) 12.2 8.5 4.8 (7.4) (3.7) % of Sales ex. Surcharge 9.0% 7.1% 4.2% -4.8% -2.9% Q3-15 120.1 Q3-16 0 vs PY Op Income Adjusted ($M)* 63.5 ###### 35.1 (28.4) Diluted EPS Reported $ 0.57 47.0 $(0.03) $ (0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $ (0.25)

PEP Segment Summary Q3 Operating Results Q3 Business Results Q4 Outlook Sequential sales and operating income in line with expectations Demand for Aerospace titanium products began to recover Sales and operating income performance year-over-year primarily driven by weak Oil and Gas demand due to reduced drilling activity Outlook expected to be consistent with Q3 Stable demand for Aerospace titanium products Increase in demand for powder products Continued weakness in Oil & Gas demand Continuing to align cost structure with end-use markets environment and position segment for eventual Oil & Gas recovery * Pounds related to manufactured tons for Dynamet and Carpenter Powder Products only SAO Q4-14 Q3-15 Q4-15 vs PY vs Q3 Pounds ('000) 77,933 67,232 68,575 (9,358) 1,343 Sales ex. Surcharge ($M) 369.1 360.0 382.4 13.3 22.4 Op Inc ex. EID ($M) 63.0 37.9 52.1 (10.9) 14.2 % of Sales ex. Surcharge 17.1% 10.5% 13.6% -3.5% 3.1% PEP Q3-15 Q2-16 Q3-16 vs PY vs Q2 Pounds* ('000) 3,806 2,800 2,774 (1,032) (26) Sales ex. Surcharge ($M) 120.1 85.2 91.2 (28.9) 6.0 Op Inc (Loss) ex. EID ($M) 8.5 (2.9) (0.9) (9.4) 2.0 % of Sales ex. Surcharge 7.1% -3.4% -1.0% -8.1% 2.4% Q4-14 85.2 Q4-15 0 vs PY Op Income Adjusted ($M)* 63.5 ###### 35.1 (28.4) Diluted EPS Reported $ 0.57 47.0 $(0.03) $(0.60) Diluted EPS Adjusted** $ 0.57 $ 0.32 $(0.25)

3rd Quarter Fiscal Year 2016 Closing Comments Tony Thene President and Chief Executive Officer

Investing in the Future

Athens Facility



Achievements to Date

- Facility is fully operational
- 90% of customer site non-VAP certifications complete
- 75% of Oil & Gas completions achieved
- Expanded range of products approved for manufacturing
- Two VAP qualifications completed for nickel superalloy used for aerospace rings

Looking Forward

- CY 2016 - finalize internal development processes and work with customers on VAP qualifications
- CY 2017 - achieve most stringent aerospace engine parts qualifications from customers and their supply chain partners

Powder Products



Powder Products Capabilities

- One of the world's largest suppliers of spherical gas atomized metal powders
- Manufacturing facilities: Pennsylvania, Rhode Island, Alabama and Sweden
- Currently producing superalloy powder in Athens facility
- Titanium powder investments underway

Powder Products Opportunity

- Additive manufacturing represents major growth opportunity across end-use markets
- Expected to be one of the fastest growing segments in overall metals market

VAP: Vendor Approved Process

© 2016 CRS Holdings, Inc. All rights reserved

16

CARPENTER

Outlook and Closing Comments Well Positioned as Preferred Solutions Provider for High-end Premium Alloy Markets; Initiatives Aimed at Supporting Margin Growth as Volumes Return Actively managing business to expand revenue profile and reduce costs during challenging macro-economic climate Transitioning to more solutions-focused, market-facing company to better leverage technology and deepen customer relationships Driving cash flows through execution of cost reduction plan and Carpenter operating model Fourth quarter volume expected to be flat sequentially due to declines in Energy and Industrial & Consumer end-use markets Committed to driving working capital efficiency and maintaining capital spending discipline Building out new technologies and process solutions to fuel long term growth

Appendix of Non-GAAP Schedules

Non-GAAP Schedules (Unaudited) $ Millions Q3-15 Q2-16 Q3-16

Non-GAAP Schedules (Unaudited) Free Cash Flow $ Millions Q3-15 Q3-16 FY15 FY16 Net cash provided from operating activities 120.9 65.5 148.4 137.2 Purchases of property, equipment and software (24.8) (16.6) (152.3) (66.1) Proceeds from disposals of property and equipment 0.1 0.1 0.2 0.3 Proceeds from the sale of equity method investment - 6.3 - 6.3 Dividends paid (9.5) (8.5) (28.8) (26.3) Other - - - 4.0 Free Cash Flow 86.7 46.8 (32.5) 55.4 Management believes that the free cash flow measure provides useful information to investors regarding our financial condition because it is a measure of cash generated which management evaluates for alternative uses.